                                                                    EXHIBIT 99.3



                               CONSENT OF DIRECTOR

I hereby consent to being named in the Registration Statement on Form S-1 of TravelCenters of America LLC (the "Company") as a person who will become a director of the Company upon consummation of the spin off of the Company from Hospitality Properties Trust.


                                   /s/ ARTHUR G. KOUMANTZELIS
                                   --------------------------------
                                   Arthur G. Koumantzelis
                                   December 1, 2006